FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES (Tables)	12 Months Ended
Dec. 31, 2017
FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES [abstract]
Schedule of capital management on the basis of the debt to capital ratio
	2015	2016	2017

Interest-bearing debts	164,645	150,476	132,250
Equity attributable to owners of the parent	386,041 386,041	382,371	379,975
Total capital	550,686	532,847	512,225

Gearing ratio	29.9%	28.2%	25.8%